UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 5, 2006 (October 3, 2006)
Date of Report (Date of earliest event reported)

Commission File Number	Registrant’s Name, State of Incorporation, Address and Telephone Number	IRS Employer Identification No.
1-11505	MIDAMERICAN ENERGY COMPANY (An Iowa Corporation) 666 Grand Ave. PO Box 657 Des Moines, Iowa 50303 515-242-4300	42-1425214
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On October 3, 2006, MidAmerican Energy Company (‘‘MidAmerican’’) commenced a medium-term note program for the possible issuance, from time to time, of up to $600,000,000 of its medium-term notes, pursuant to Registration Statements on Form S-3, File Nos. 333-134163 and 333-110398, declared effective by the U.S. Securities and Exchange Commission on June 2, 2006, and supplemented by a prospectus supplement dated October 3, 2006.

MidAmerican is filing a Form T-1 to designate The Bank of New York Trust Company, N.A. to act as an eligible trustee under a trust indenture to be qualified pursuant to the Trust Indenture Act of 1939. A Form T-1 relating to MidAmerican’s Senior Debt Securities is annexed hereto as Exhibit 25.1 and a Form T-1 relating to MidAmerican’s Subordinated Debt Securities is annexed hereto as Exhibit 25.2 and such exhibits to this Current Report on Form 8-K are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.
25.1	Form T-1 Statement of Eligibility Under the Trust Indenture Act of 1939 of The Bank of New York Trust Company, N.A., as trustee, relating to the Senior Debt Securities.
25.2	Form T-1 Statement of Eligibility Under the Trust Indenture Act of 1939 of The Bank of New York Trust Company, N.A., as trustee, relating to the Subordinated Debt Securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN ENERGY COMPANY
(Registrant)
Date: October 5, 2006
/s/ Paul J. Leighton
Paul J. Leighton Vice President, Corporate Secretary and Assistant General Counsel of MidAmerican Energy Company

EXHIBIT INDEX

Exhibit Number	Description
25.1	Form T-1 Statement of Eligibility Under the Trust Indenture Act of 1939 of The Bank of New York Trust Company, N.A., as trustee, relating to the Senior Debt Securities.
25.2	Form T-1 Statement of Eligibility Under the Trust Indenture Act of 1939 of The Bank of New York Trust Company, N.A., as trustee, relating to the Subordinated Debt Securities.